Exhibit 10.24

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT, dated as of July 1, 2003 (this "Agreement"), is made by and between FOCUS ENHANCEMENTS, INC., a Delaware corporation, with headquarters located at 1370 Dell Avenue, Campbell, California 95008 (the "Company"), and each entity named on a signature page hereto (each, an "Investor") (each agreement with an Investor being deemed a separate and independent agreement between the Company and such Investor, except that each Investor acknowledges and consents to the rights granted to each other Investor under such agreement).


                              W I T N E S S E T H:

         WHEREAS, upon the terms and subject to the conditions of the Common Stock and Warrant Purchase Agreement, dated as of July 1, 2003, between the Investor and the Company (the "Purchase Agreement," terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement), the Company has agreed to issue and sell to the Investors the Common Stock of the Company (the "Common Stock"); and

         WHEREAS, the Company has agreed to issue the Warrants to Investors in connection with the issuance of the Common Stock, and the Warrants may be exercised for the purchase of shares of Common Stock (the "Warrant Shares") upon the terms and conditions of the Warrants; and

         WHEREAS, to induce the Investor to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

                  (a) "Effective Date" means the date the SEC declares a Registration Statement covering Registrable Securities and otherwise meeting the conditions contemplated hereby to be effective.

                  (b) "Held Shares Value" means the Purchase Price for shares of Common Stock acquired by the Investor and not yet sold.

                  (c) "Investor" means the Investor and any permitted transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof and who holds Registrable Securities.

                  (d) "Potential Material Event" means any of the following: (i) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall be evidenced by a determination in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company or (ii) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time; in each case where such determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the registration statement would be materially misleading absent the inclusion of such information.

                  (e) "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the Commission.

                  (f) "Registrable Securities" means the Common Stock, the Warrants, and the Warrant Shares.

                  (g) "Registration Statement" means a registration statement of the Company under the Securities Act covering Registrable Securities on Form S-3, if the Company is then eligible to file using such form, and if not eligible, on Form SB-2 or other appropriate form.

                  (h) "Required Filing Date" means five (5) business days from the date of the filing of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003.

                  (i) "Restricted Sale Date" means the first date, other than a date during a Permitted Suspension Period (as defined below), on which the Investor is restricted from making sales of Registrable Securities covered by any previously effective Registration Statement.

         Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Common Stock Purchase Agreement or in the Rules of the SEC.

         2. Registration.

                  (a) Mandatory Registration.

                           (i) The Company  shall prepare and file with the SEC,
no later than the Required Filing Date (or the next business day following the Required Filing Date should such date fall on a weekend), an amendment to an existing Registration Statement or a new Registration Statement, in either event registering for resale by the Investor a sufficient number of shares of Common Stock for the Investors to sell all of the Registrable Securities. The Registration Statement shall also state that, in accordance with Rules 416 and 457 under the Securities Act, it also covers such indeterminate number of additional shares of Common Stock as may become issuable upon exercise of the Warrants to prevent dilution resulting from stock splits, or stock dividends. The Company will use its reasonable best efforts to respond to any SEC comments as soon as practicable and to cause such Registration Statement to be declared effective on a date (the "Initial Required Effective Date") which is no later than five (5) days after receipt by the Company of written notice by the SEC that the Registration Statement may be declared effective.

                           (ii) The aggregate  number of shares  registered  for
the Investors in each Registration Statement or amendment thereto shall be allocated among the Investors on a pro rata basis among them according to their relative Registrable Shares included in such Registration Statement.

                  (b) Payments by the Company.

                           (i) [RESERVED]

                           (ii)  If  the  Registration  Statement  covering  the
Registrable Securities is not filed with the SEC by the relevant Required Filing Date or if there is a Restricted Sale Date within ninety (90) days after the Initial Required Effective Date, then the Company will make payments to the Investor in such amounts and at such times as shall be determined pursuant to this Section 2(b).

                           (iii) The amount (the  "Periodic  Amount") to be paid
by the Company to the Investor shall be determined as of each Computation Date (as defined below) and such amount shall be equal to the Periodic Amount Percentage (as defined below) of the Purchase Price for the Common Stock for the period from the date following the Required Filing Date or a Restricted Sale Date, as the case may be, to the first relevant Computation Date, and thereafter to each subsequent Computation Date. The "Periodic Amount Percentage" means (A) with respect to the Required Filing Date, one percent (1%) of the Purchase Price of the Common Stock each Computation Date, and (b) with respect to a Restricted Sale Date, one and one-half (1 1/2%) percent of the Purchase Price of the Common Stock not previously sold by the Investor after the Restricted Sale Date to each Computation Date thereafter. Anything in the preceding provisions of this paragraph (iii) to the contrary notwithstanding, after the relevant Filing Date the Purchase Price shall be deemed to refer to the sum of the Held Shares Value. By way of illustration and not in limitation of the foregoing, if the Registration Statement is not filed forty-five (45) days after the Required Filing Date, the Periodic Amount (assuming no Periodic Amounts were previously paid) will aggregate one and one-half (1-1/2%) percent of the Purchase Price.

                           (iv) Each  Periodic  Amount  will be  payable  by the
Company, except as provided in the other provisions of this subparagraph (iv), in cash or other immediately available funds to the Investor (1) thirty (30) days after the Required Filing Date or a Restricted Sale Date, as the case may be, and (2) on the earlier of (A) each thirtieth day thereafter, (B) the third business day after the date the Registration Statement is filed or is declared effective, or (C) the third business day after the Registration Statement has its restrictions removed after the relevant Effective Date, in each case without requiring demand therefor by the Investor. Notwithstanding the provisions of the first sentence of this subparagraph (iv), at the mutual agreement of the Company and the Investor, any time before the Periodic Amount is paid, all or a portion of the Periodic Amount can be paid by the issuance of additional shares of Common Stock to the Investor ("Periodic Amount Shares") in an amount equal to the Periodic Amount being paid thereby divided by 90% of the average Closing Bid Price for the last five (5) trading days prior to the Computation Date.

                           (v) The parties  acknowledge  that the damages  which
may be incurred by the Investor if the Registration Statement has not been declared effective by the Required Filing Date, including if the right to sell Registrable Securities under a previously effective Registration Statement is suspended or the shares of the Company's stock are not listed on the Principal Trading Market, may be difficult to ascertain. The parties agree that the Periodic Amounts represent a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of such damages.

                           (vi)  Notwithstanding  the  foregoing,   the  amounts
payable by the Company pursuant to this provision shall not be payable to the extent any delay in the effectiveness of the Registration Statement occurs because of an act of, or a failure to act or to act timely by the Investor or its counsel.

                           (vii)  "Computation Date" means (A) the date which is
the earlier of thirty (30) days after the Required Filing Date or a Restricted Sale Date, or when the shares of Common Stock are listed on the Principal Trading Market (with respect to payments due as contemplated by Section 2(b)(iii) hereof), as the case may be, and (B) each date which is the earlier of
(1) thirty (30) days after the previous Computation Date or (2) the date after the previous Computation Date on which the Registration Statement is declared effective or has its restrictions removed or the shares of Common Stock are listed on the Principal Trading Market (with respect to payments due as contemplated by Section 2(b)(iii) hereof), as the case may be.

                  (c) Warrant Shares - Extended Registration. In the event Investors have unexercised Warrants two years after the Effective Date of the Registration Statement and no piggy back registration rights are available, the Company shall use its best efforts to maintain the effectiveness of the Registration Statement for one additional year.

         3. Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall do each of the following:

                  (a) Prepare and file, with the SEC by the Required Filing Date a Registration Statement with respect to not less than the number of Registrable Securities provided in Section 2(a) above, and thereafter use its reasonable best efforts to cause such Registration Statement relating to Registrable Securities to become effective by the Initial Required Effective Date and keep the Registration Statement effective at all times during the period (the "Registration Period") continuing until the earlier of (i) the date when the Investors may sell all Registrable Securities under Rule 144(k) without volume or other restrictions or limits, (ii) the date the Investors no longer own any of the Registrable Securities, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (iii) two
(2) years after the Effective Date of the Registration Statement;

                  (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

                  (c) Permit a single firm of counsel designated by the Investors (which, until further notice, shall be deemed to be in-house counsel for SF Capital Partners and/or Krieger & Prager, LLP, Attn: Samuel Krieger, Esq.) ("Investor's Counsel") (which Investor's Counsel has agreed to receive such notification) to review the Registration Statement and all amendments and supplements thereto for a reasonable period of time (but not less than three (3) business days) prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects;

                  (d) Notify the Investors and, if applicable, the Investors' Counsel immediately (and, in the case of (i)(A) below, not less than three (3) business days prior to such filing) and (if requested by any such person) confirm such notice in writing no later than one (1) business day following the day

(i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) whenever the SEC notifies the Company whether there will be a "review" of such Registration Statement; (C) whenever the Company receives (or a representative of the Company receives on its behalf) any oral or written comments from the SEC in respect of a Registration Statement, copies or, in the case of oral comments, summaries of such comments (as such comments relate to the Investor) shall be promptly furnished by the Company to the Investors; and (D) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iv) if at any time any of the representations or warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (vi) of the occurrence of any event that to the best knowledge of the Company makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In addition, the Company shall furnish the Investor's Counsel with copies of all intended written responses to the comments contemplated in clause (C) of this Section 3(d) that relate to Investors not later than one (1) business day in advance of the filing of such responses with the SEC so that the Investors shall have the opportunity to comment thereon;

                  (e) Furnish to Investors and/or Investors' Counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, all correspondence to, with, or from the SEC, and (ii) such number of copies of a prospectus, and all amendments and supplements thereto (as contemplated in Section 3(d) above) and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

                  (f) As promptly as practicable after becoming aware thereof, notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

                  (g) As promptly as practicable after becoming aware thereof, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of a Notice of Effectiveness or any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

                  (h) Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the Registration Statement, the
Company  notifies  the  Investors  in writing of the  existence  of a  Potential
Material Event, the Investors shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until such Investor receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so suspend the right to such holders of Registrable Securities during the periods the Registration Statement is required to be in effect other than during a Permitted Suspension Period (and the applicable provisions of Section 2(b) shall apply with respect to any such suspension other than during a Permitted Suspension Period). The term "Permitted Suspension Period" means up to two such suspension periods, each of which suspension period shall not either (i) be for more than fifteen (15) business days or (ii) begin less than ten (10) business days after the last day of the preceding suspension (whether or not such last day was during or after a Permitted Suspension Period); provided further that the Company shall, if lawful to do so, provide the Investor with at least two (2) business days' notice of the existence (but not the substance of) a Potential Material Event. Investor shall treat any information with respect to Potential Material Event as confidential. The Investor shall indemnify and hold harmless the Company, its employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered regarding any trades by the Investor, its affiliates or any person(s) acquiring information from the Investor as a tippee or otherwise.

                  (i) Use its reasonable efforts to secure and maintain the designation and listing of all the Registrable Securities covered by the Registration Statement on the Principal Trading Market within the meaning of Rule 11Aa2-1 of the SEC under the Exchange Act and the quotation of the Registrable Securities on the Principal Trading Market;

                  (j) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the initial Effective Date;

                  (k) Cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as the Investors may reasonably request, and, within five (5) business days after a
Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an appropriate instruction and opinion of such counsel, which shall include, without limitation, directions to the transfer agent to issue certificates of Registrable Securities (including certificates for Registrable Securities to be issued after the Effective Date and replacement certificates for Registrable Securities previously issued) without legends or other restrictions, except as required by any applicable state securities laws;

                  (l) Take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement; and

                  (m) Comply with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall cover said 12-month period, or end shorter periods as is consistent with the requirements of Rule 158.

         4. Obligations of the Investors. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

                  (a) Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement; and

                  (b) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), above, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                  (c) Investor specifically acknowledges that the Company reserves the right (but is not otherwise obligated) to sell additional securities on terms determined by the board of directors of the Company at any time before, contemporaneous with or after the execution of this Purchase Agreement or from time to time and in any manner whatsoever pursuant to applicable federal and state securities laws.

         5. Expenses of Registration. All reasonable expenses (other than underwriting discounts and commissions of the Investor) incurred in connection with registrations, filings or qualifications pursuant to Section 3, but including, without limitation, all registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company shall be borne by the Company.

         6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person" or "Indemnified Party"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to clause (b) of this Section 6, the Company shall reimburse the Investors, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (I) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, after such prospectus was made available by the Company pursuant to Section 3(c) hereof; (II) be available to the extent such Claim is based on a failure of the Investor to deliver or cause to be delivered the prospectus made available by the Company or the amendment or supplement thereto made available by the Company; (III) be available to the extent such Claim is based on the delivery of a prospectus by the Investor after receiving notice from the Company under
Section 3(f), (g) or (h) hereof (other than a notice regarding the effectiveness of the Registration Statement or any amendment or supplement thereto), or (IV) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Each Investor will indemnify the Company and its officers, directors and agents (each, an "Indemnified Person" or "Indemnified Party") against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Investor, expressly for use in connection with the preparation of the Registration Statement or the amendment or supplement thereto, subject to such limitations and conditions as are applicable to the indemnification provided by the Company to this Section 6. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                  (b) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be. In case any such action is brought against any Indemnified Person or Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such Indemnified Person or Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Person or Indemnified Party under this
Section 6 for any legal or other reasonable out-of-pocket expenses subsequently incurred by such Indemnified Person or Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The Indemnified Person or Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and reasonable out-of-pocket expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the Indemnified Person or Indemnified Party provided such counsel is of the opinion that all defenses available to the Indemnified Party can be maintained without prejudicing the rights of the indemnifying party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

         7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) except where the seller has committed fraud (other than a fraud by reason of the information included or omitted from the Registration Statement as to which the Company has not given notice as contemplated under Section 3 hereof) or intentional misconduct, contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8. Reports under Securities Act and Exchange Act. With a view to making available to Investor the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit Investor to sell securities of the Company to the public without Registration ("Rule 144"), the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) furnish to Investor so long as Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and

(iii) such other information as may be reasonably requested to permit Investor to sell such securities pursuant to Rule 144 without Registration.

                  (d)  The  Company  will,  at  the  request  of any  Holder  of
Registrable Securities, upon receipt from such Holder of a certificate certifying (i) that such Holder has held such Registrable Securities for a period of not less than one (1) year, (ii) that such Holder has not been an affiliate (as defined in Rule 144) of the company for more than the ninety (90) preceding days, and (iii) as to such other matters as may be appropriate in accordance with such Rule, remove from the stock certificate representing such Registrable Securities that portion of any restrictive legend which relates to the registration provisions of the Securities Act.

         9. Assignment of the Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any transferee of the Registrable Securities only if the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned.

         10. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a fifty (50%) percent interest of the Held Shares Value as of such date. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

         11. Miscellaneous.

                  (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable
Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                  (b) Notices required or permitted to be given hereunder shall be given in the manner contemplated by the Purchase Agreement, (i) if to the Company or to the Investor, to their respective address contemplated by the Purchase Agreement, and (ii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b).

                  (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  (d) This Agreement shall be deemed to be a contract made under the laws of the State of Delaware for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of California, Santa Clara County in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

                  (e) The Company and each Investor hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out of or in connection with this Agreement or any of the other Transaction Agreements.

                  (f) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

                  (g) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                  (h) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                  (i) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

                  (j) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  (k) The Company acknowledges that any failure by the Company to perform its obligations under Section 3(a) hereof, or any delay in such performance could result in loss to the Investors, and the Company agrees that, in addition to any other liability the Company may have by reason of such failure or delay, the Company shall be liable for all direct damages caused by any such failure or delay, unless the same is the result of force majeure. Neither party shall be liable for consequential damages.

                  (l) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                             COMPANY:

                             FOCUS ENHANCEMENTS, INC.
                             By:      /s/ Brett Moyer
                                ------------------------------------------------
                             Name:    Brett Moyer
                             Title:   President & CEO

                             INVESTORS:

                             Name of Investor:  /s/ White Investments Ltd.
                             By:      /s/ C.B. Williams
                                ------------------------------------------------
                             Name:  C.B. Williams
                             Title: International First Secretarial Group Ltd. Secretary

                             Name of Investor:  SF Capital Partners Ltd.
                             By:      /s/ Brian H. Davidson
                                ------------------------------------------------
                             Name:    Brian H. Davidson
                             Title:   Authorized Person